Exhibit 10.1.1

STATE OF TEXAS	HHSC Contract No. 529-03-035-0
COUNTY OF TRAVIS

AMENDMENT 15
TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
MEDICAID STAR PROGRAM
IN THE
HARRIS SERVICE DELIVERY AREA

     THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and AMERIGROUP Texas, Inc (“HMO”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. Copeland Road, Suite 200, Arlington, TX, 76011. HHSC and CONTRACTOR may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

     The Parties hereby agree to amend their Agreement as set forth in Article 2 of this Amendment.

ARTICLE 1. PURPOSE.

Section 1.01 Authorization.

     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.

Section 1.02 Effective date.

     The effective date of this amendment is March 1, 2004.

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

Section 2.01 Modification of Appendix C, Value-added Services

Appendix C of the Contract is modified to revise the value-added services provided by the HMO on or after March 1, 2004 as follows:

1. Delete all “Behavioral Health Value-added Services for Members Over 21.”

     The revised Appendix C is attached to this amendment and incorporated by reference into the Contract.

HHSC Contract	Page 1 of 2	December 12, 2003

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC and the CONTRACTOR have each caused this Amendment to be signed and delivered by its duly authorized representative.

AMERIGROUP TEXAS INC.		HEALTH & HUMAN SERVICES COMMISSION

By:	/s/ Jim D. Donovan, Jr.	By:

	Jim D. Donovan, Jr.		Albert Hawkins
	President and CEO		Executive Commissioner

Date:	12/29/2003	Date:

HHSC Contract	Page 2 of 2	December 12, 2003